DODIE KENT
                                                      Vice President and Counsel
                                                                  (212) 314-3970
                                                                   Fax: 707-1791
[EQUITABLE -- MEMBER OF THE GLOBAL AXA GROUP LOGO]

                                                       September 3, 2004

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re: Separate Account A of The Equitable Life Assurance Society of the United States (the "Account") (Registration Nos. 2-30070 and 811-01705, 2-44921 and 811-01705, 2-50547-01 and
                  811-01705, 33-47949 and 811-01705;  33-58950 and 811-01705 and
                  333-81393 and 811-01705, 333-81501 and 811-01705; and
                  333-19925 and 811-01705) (EQUI-VEST,EQUIPLAN, Old Contracts, Momentum, Momentum Plus, EQUI-VEST Express, EQUI-VEST and Variable Immediate Annuity, respectively)

Commissioners:

    Equitable, on behalf of Registrant, has sent to contract owners the semi-annual reports, for the period ended June 30, 2004, for the following underlying mutual funds ("Funds") in which Registrant invests:

  o  AXA Premier VIP Trust
     Underlying funds: AXA Aggressive Allocation; AXA Conservative Allocation; AXA Conservative-Plus Allocation; AXA Moderate Allocation; AXA Moderate-Plus Allocation; AXA Premier VIP Aggressive Equity; AXA Premier VIP Core Bond; AXA Premier VIP Health Care; AXA Premier VIP High Yield;
     AXA Premier VIP International Equity; AXA Premier VIP Large Cap Core Equity; AXA Premier VIP Large Cap Growth; AXA Premier VIP Large Cap Value; AXA Premier VIP Small/Mid Cap Growth; AXA Premier VIP Small/Mid Cap Value; AXA Premier VIP Technology
  o  EQ Advisors Trust
     Underlying funds: EQ/Alliance Common Stock; EQ/Alliance Growth and Income; EQ/Alliance Intermediate Government Securities;EQ/Alliance International; EQ/Alliance Premier Growth; EQ/Alliance Quality Bond; EQ/Alliance Small Cap Growth; EQ/Bernstein Diversified value; EQ/Calvert Socially Responsible; EQ/Capital Guardian International; EQ/Capital Guardian Research; EQ/Capital Guardian U.S. Equity; EQ/Emerging Markets Equity; EQ/Equity 500 Index; EQ/Evergreen Omega; EQ/FI Mid Cap; EQ/FI Small/Mid Cap Value; EQ/J.P. Morgan Core Bond; EQ/Janus Large Cap Growth; EQ/Lazard Small Cap Value; EQ/Marsico Focus; EQ/Mercury Basic Value Equity; EQ/Mercury International Value; EQ/MFS Emerging Growth Companies; EQ/MFS Investors Trust;
     EQ/Money Market; EQ/Putnam Growth & Income Value; EQ/Putnam Voyager; EQ/Small Company Index; EQ/Technology
  o  Barr Rosenberg Variable Insurance Trust
     Underlying fund:  Laudus Rosenberg VIT Value Long/Short Equity
  o  The Universal Institutional Funds, Inc.
     Underlying fund:  U.S. Real Estate

     Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

     Equitable understands that the Funds have filed or will file their semi-annual reports with the Commission under separate cover.

     Please direct any question or comment regarding the enclosed to the undersigned at (212) 314-3970.




                                                     Very truly yours,

                                                     /s/ Dodie Kent
                                                     ------------------
                                                     Dodie Kent


           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104